UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 3, 2021

Summit Therapeutics Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36866	37-1979717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Broadway, 14th Floor, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 617-514-7149

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value per share	SMMT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on November 3, 2021, the board of directors (the “Board”) of Summit Therapeutics Inc. (the “Company”) unanimously approved (i) the election of Urte Gayko as a director of the Company, to occupy a newly created seat on the Board and (ii) the appointment of Dr. Gayko to serve on the Nominating and Corporate Governance Committee. Upon her appointment as a director, Dr. Gayko received a grant of certain options to purchase shares of the Company’s common stock in accordance with the Company’s existing non-employee director compensation policies. In addition, in accordance with such policies, Dr. Gayko will be entitled to an annual grant of options, a retainer and fees for committee service. The Company and Dr. Gayko have also entered into the Company’s standard form of indemnification agreement for the Company’s directors and officers.

Dr. Gayko is the Senior Vice President of Drug Development and Regulatory Affairs at Nektar Therapeutics. Prior to joining Nektar in 2020, Dr. Gayko was at Pharmacyclics, Inc. from 2012 to 2020, where she served in multiple leadership roles, including Global Head of Regulatory Affairs and Pharmacovigilance. She has also previously held roles at Nodality Inc. from 2008 to 2012, a biotech start-up and at Amgen from 1999 to 2008 where she worked in regulatory and clinical development on several oncology therapeutics and supportive care products. Dr. Gayko performed her Ph.D. research in Molecular and Cellular Biology at Harvard University. The Board has determined that Dr. Gayko qualifies as an independent director under applicable Nasdaq listing rules.

Item 8.01	Other Events.

On November 3, 2021, the Company issued a press release announcing the election of Dr. Gayko to the Board. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 3, 2021.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUMMIT THERAPEUTICS INC.

Date: November 3, 2021	By:	/s/ Robert W. Duggan
Robert W. Duggan
Chairman and Chief Executive Officer